UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 15, 2021
(Date of earliest event reported)

FEDNAT HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Florida	000-25001	65-0248866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14050 N.W. 14th Street, Suite 180 Sunrise, FL
33323
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 293-2532

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	FNHC	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	Entry into a Material Definitive Agreement.

FedNat Holding Company (the "Company") has entered into a Supplement to Underwriting Agreement dated March 15, 2021 (the "Supplement"), which supplements that certain Underwriting Agreement, by and between the Company and Piper Sandler & Co., dated March 11, 2021 to include a reference to the Current Report on Form 8-K filed by the Company on March 15, 2021 in the applicable defined terms.

A copy of the Supplement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the terms of the Supplement is qualified in its entirety by reference to such exhibit.

Item 7.01.	Regulation FD Disclosure.

On March 15, 2021, the Company issued a press release announcing the closing of its underwritten public offering of 3,500,000 shares of common stock, at a price to the public of $4.75 per share for gross proceeds of $16.625 million. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is hereby intended to be furnished and, as provided in General Instruction B.2 of Form 8-K, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.
1.1	Supplement to Underwriting Agreement dated March 15, 2021 by and between FedNat Holding Company and Piper Sandler & Co.
99.1	Press Release dated March 15, 2021
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDNAT HOLDING COMPANY

Date: March 17, 2021	By:	/s/ Ronald A. Jordan

Name:	Ronald A. Jordan
Title:	Chief Financial Officer
(Principal Financial Officer)